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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               _________________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  October 4, 1999


                               _________________


                      GEMSTAR INTERNATIONAL GROUP LIMITED
              (Exact Name of Registrant as Specified in Charter)


    British Virgin Islands             0-26878                      N/A
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


                         135 North Los Robles Avenue,
                                   Suite 800
                          Pasadena, California 91101
                   (Address of Principal Executive Offices
                                 and Zip Code)


                                (626) 792-5700
              Registrant's telephone number, including area code


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

                               _________________


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ITEM 5.  OTHER EVENTS.

     Merger Agreement.  On October 4, 1999, Gemstar International Group Limited
     ----------------
("Gemstar") and TV Guide, Inc., a Delaware corporation ("TV Guide"), announced that they had entered into an Agreement and Plan of Merger, dated as of October 4, 1999 (the "Merger Agreement"), by and among Gemstar, TV Guide and G Acquisition Subsidiary Corp., a Delaware corporation and wholly owned subsidiary of Gemstar ("Sub"), providing, upon the terms and subject to the conditions set forth therein, for the acquisition of TV Guide by Gemstar through the merger of Sub with and into TV Guide, with TV Guide being the surviving corporation (the "Merger"). A copy of the Merger Agreement (including the form of certificate of merger which will be used to effect the Merger) is attached hereto as Exhibit
99.1 and is hereby incorporated by reference herein.

     Bylaws.  Pursuant to the Merger Agreement, upon completion of the Merger,
     ------
the bylaws of Gemstar will be in the form set forth as Exhibit 99.2 hereto, which is hereby incorporated by reference herein.

     Voting Agreements.  Simultaneously with the execution of the Merger
     -----------------
Agreement, each of Henry C. Yuen ("Yuen"), Elsie Ma Leung ("Leung"), Dynamic Core Holdings Limited ("Dynamic"), of which Thomas Lau (a director of Gemstar) is the sole stockholder, and THOMSON multimedia S.A. ("Thomson") entered into a voting agreement with TV Guide. Also simultaneously with the execution of the Merger Agreement, each of Liberty Media Corporation ("Liberty") and The News Corporation Limited ("News Corp.") and certain of their respective affiliates entered into a voting agreement with Gemstar. Copies of the foregoing voting agreements described in this paragraph (the "Voting Agreements") are attached hereto as Exhibits 99.3 to 99.8 and are hereby incorporated by reference herein.

     Stockholders Agreement.  Simultaneously with the execution of the Merger
     ----------------------
Agreement, Yuen, Liberty, News Corp. and Gemstar entered into a stockholders agreement (the "Stockholders Agreement"), which will become effective upon the completion of the Merger. A copy of the Stockholders Agreement is attached hereto as Exhibit 99.9 and is hereby incorporated by reference herein.

     Yuen Amendment.  Simultaneously with the execution of the Merger Agreement,
     --------------
Yuen's existing employment agreement with Gemstar and its subsidiary was amended (the "Yuen Amendment"). A copy of the Yuen Amendment is attached hereto as
Exhibit 99.10 and is hereby incorporated by reference herein.

     Executive Employment Agreements.  TV Guide has entered into employment
     -------------------------------
agreements with each of Joachim Kiener ("Kiener") and Peter C. Boylan III ("Boylan"), which agreements will be assumed by Gemstar in the Merger. A copy of Kiener's employment agreement is attached hereto as Exhibit 99.11 and a copy of Boylan's employment agreement is attached hereto as Exhibit 99.12, and each is hereby incorporated by reference herein.

     Cross Options.  Simultaneously with the execution of the Merger Agreement,
     -------------
each of Gemstar and TV Guide granted the other an option to purchase 14.9% of its common stock. A copy of each option is attached hereto as Exhibits 99.13 and 99.14, and each is hereby incorporated by reference herein.

     Amendments to Rights Agreement.  Pursuant to the Merger Agreement, Gemstar
     ------------------------------
will make certain amendments (the "Rights Amendments") to its existing Rights Agreement, dated July 10, 1998, between Gemstar and American Stock Transfer & Trust Company. A copy of the Rights Amendments is attached hereto as Exhibit
99.15 and is hereby incorporated by reference herein.

     Amendment to Merger Agreement.  On February 7, 2000, Gemstar, Sub and TV
     ------------------------------
Guide entered into an Amendment (the "Merger Agreement Amendment") to the
Merger Agreement. The Merger Agreement Amendment sets forth the agreement of the parties with respect to the forms of Gemstar's Certificate of Incorporation and Bylaws following Gemstar's change in place of incorporation from the British Virgin Islands to the State of Delaware and the completion of the Merger and certain other matters. A copy of the Merger Agreement Amendment is attached hereto as Exhibit 99.16 and is hereby incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

Exhibit No.   Description
-----------   -----------
99.1          Merger Agreement (including form of certificate of merger)
99.2          Form of Gemstar bylaws
99.3          Voting Agreement between Yuen and TV Guide (Incorporated by reference to Exhibit 1 to Schedule 13D/A, filed January 5, 2000, with respect to ownership of securities of

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              Gemstar International Group Limited)
99.4          Voting Agreement between Leung and TV Guide
99.5 Voting Agreement between Dynamic and TV Guide (Incorporated by reference to Exhibit 1 to Schedule 13D, filed January 5, 2000, with respect to ownership of securities of Gemstar International Group Limited)
99.6          Voting Agreement between Thomson and TV Guide
99.7 Voting Agreement among Liberty, certain of its controlled affiliates and Gemstar (Incorporated by reference to Exhibit 7(i) to Schedule 13D/A, filed November 4, 1999, with respect to ownership of securities of TV Guide, Inc.)
99.8 Voting Agreement among News Corp., certain of its controlled affiliates and Gemstar (Incorporated by reference to Exhibit 10.8 to Schedule 13D/A, filed November 4, 1999, with respect to ownership of securities of TV Guide, Inc.)
99.9          Stockholders Agreement
99.10         Yuen Amendment
99.11         Employment agreement between TV Guide and Kiener
99.12         Employment agreement between TV Guide and Boylan
99.13 Option agreement between Gemstar and TV Guide with respect to Gemstar stock
99.14 Option agreement between Gemstar and TV Guide with respect to TV Guide stock
99.15         Rights Amendments
99.16         Merger Agreement Amendment

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 7, 2000
                                            GEMSTAR INTERNATIONAL GROUP LIMITED

                                             /s/ Stephen A. Weiswasser
                                            ____________________________________
                                                    Stephen A. Weiswasser
                                                  Executive Vice President
                                                     and General Counsel

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                               INDEX OF EXHIBITS

Exhibit No.   Description
-----------   -----------
99.1          Merger Agreement (including form of certificate of merger)
99.2          Form of Gemstar bylaws
99.3          Voting Agreement between Yuen and TV Guide (Incorporated by reference to Exhibit 1 to Schedule 13D/A, filed January 5, 2000, with respect to ownership of securities of Gemstar International
              Group Limited)
99.4          Voting Agreement between Leung and TV Guide
99.5          Voting Agreement between Dynamic and TV Guide (Incorporated by reference to Exhibit 1 to Schedule 13D/A, filed January 5, 2000, with respect to ownership of securities of Gemstar International
              Group Limited)
99.6          Voting Agreement between Thomson and TV Guide
99.7          Voting Agreement among Liberty, certain of its controlled
              affiliates and Gemstar (Incorporated by reference to Exhibit 7(i) to Schedule 13D/A, filed November 4, 1999, with respect to ownership of securities of TV Guide, Inc.)
99.8          Voting Agreement among News Corp., certain of its controlled affiliates and Gemstar (Incorporated by reference to Exhibit 10.8 to Schedule 13D/A, filed November 4, 1999, with respect to ownership of securities of TV Guide, Inc.)
99.9          Stockholders Agreement
99.10         Yuen Amendment
99.11         Employment agreement between TV Guide and Kiener
99.12         Employment agreement between TV Guide and Boylan
99.13         Option agreement between Gemstar and TV Guide with respect to
              Gemstar stock
99.14         Option agreement between Gemstar and TV Guide with respect to
              TV Guide stock
99.15         Rights Amendments
99.16         Merger Agreement Amendment

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